                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2


                         MONTHLY SERVICER'S CERTIFICATE




       Accounting Date:                                       January 31, 2001
                                                        -----------------------
       Determination Date:                                   February 13, 2001
                                                        -----------------------
       Distribution Date:                                    February 15, 2001
                                                        -----------------------
       Monthly Period Ending:                                 January 31, 2001
                                                        -----------------------

       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 2000, among Associates Automobile Receivables Trust, 2000-2 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

  I.   Collection Account Summary

       Available Funds:
                    Payments Received                                                          $36,073,401.63
                    Liquidation Proceeds (excluding Purchase Amounts)                           $1,481,219.54
                    Current Monthly Advances                                                       442,764.48
                    Amount of withdrawal, if any, from the Reserve Account                              $0.00
                    Amount of withdrawal, if any, from the Capitalized Interest
                       Account                                                                          $0.00
                    Monthly Advance Recoveries                                                    (300,770.35)
                    Purchase Amounts-Warranty and Administrative Receivables                            $0.00
                    Purchase Amounts - Liquidated Receivables                                           $0.00
                    Income from investment of funds in Trust Accounts                              $53,152.20
                                                                                           -------------------
       Total Available Funds                                                                                        $37,749,767.50
                                                                                                                ===================

       Amounts Payable on Distribution Date:
                    (i)     Reimbursement of Monthly Advances                                           $0.00
                    (ii)    Trustee and other fees                                                      $0.00
                    (iii)   Basic Servicing Fee                                                 $1,091,355.92
                    (iv)    Noteholders' Interest Distributable Amount
                            Class A-1 Interest Distributable Amount                                     $0.00
                            Class A-2 Interest Distributable Amount                             $1,792,713.41
                            Class A-3 Interest Distributable Amount                             $1,824,350.00
                            Class A-4 Interest Distributable Amount                               $695,750.00
                            Class A-5 Interest Distributable Amount                             $1,217,425.00
                    (v)     Noteholders' Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                            $0.00
                            Payable to Class A-2 Noteholders                                            $0.00
                            Payable to Class A-3 Noteholders                                            $0.00
                            Payable to Class A-4 Noteholders                                            $0.00
                            Payable to Class A-5 Noteholders                                            $0.00
                    (vi)    Premium Amount and any amounts owed and not paid to
                               the Security Insurer under the Insurance Agreement.                $141,224.83
                    (vii)   Reserve Account deposit                                                     $0.00
                    (viii)  Additional Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                            $0.00
                            Payable to Class A-2 Noteholders                                   $30,986,948.34
                            Payable to Class A-3 Noteholders                                            $0.00
                            Payable to Class A-4 Noteholders                                            $0.00
                            Payable to Class A-5 Noteholders                                            $0.00
                    (ix)    Additional Servicing Fee                                                    $0.00
                    (x)     Regardless of whether there is an Insurer Default,
                               any amounts due to the Security Insurer and not
                               covered in (vi) above                                                    $0.00
                    (xi)    Any remaining Available Funds to the Certificate
                               Distribution Account                                                     $0.00
                                                                                           -------------------
       Total Amounts Payable on Distribution Date                                                                   $37,749,767.50
                                                                                                                ===================
                    Less: Servicing Fee                                                                             ($1,091,355.92)
                    Less: Investment Income                                                                            ($53,152.20)
                    Less: Capitalized Interest Account                                                                       $0.00
       Net Payment to Trustee                                                                                       $36,605,259.38

                                Page 1 (2000-2)

 II.   Calculation of Reserve Account Deposit; withdrawal from Reserve Account;
       Deficiency Claim Amount; Pre-Funding Account Shortfall and Capitalized
       Interest Account withdrawal

       Reserve Account deposit:

                      Amount of excess, if any, of Available Funds over total
                      amounts payable (or amount of such excess up to the
                      Specified Reserve Balance pursuant to Section 4.6, clauses
                      (i) through (vi) of the Sale and Servicing Agreement)                                                  $0.00
                                                                                                                -------------------

       Reserve Account Withdrawal on any Determination Date:

                      Amount equal to the excess of the Total Required Payment over the amount of Available Funds with respect to such Determination Date.

       Total Required Payment
                      (i)   Sum of the amounts distributable pursuant to Section 4.6,
                            clauses (i) through (vi) of the Sale and Servicing Agreement.                            $6,762,819.16
                      (ii)  After the occurrence of Event of Default the sum of the amounts distributable pursuant to Section 4.6, clauses
                            (i) through (viii) of the Sale and Servicing Agreement.                                          $0.00
                      (iii) After the occurrence of Event of Default the amount
                            necessary to reduce the Aggregate Note Principal Balance
                            to zero.                                                                                         $0.00
                                                                                                                -------------------

                       Total Required Payment                                                                        $6,762,819.16

                       Available Funds                                                                              $37,749,767.50

                       Amount of withdrawal, if any, from the Reserve Account                                                $0.00

       Withdrawal from Capitalized Interest Account:

                      Amount of withdrawal, if any, from the Capitalized Interest Account                                    $0.00

       Deficiency Claim Amount:

                      Amount of excess, if any, of total amounts payable over
                      funds available for withdrawal from Reserve Amount, the
                      Capitalized Interest Account and Available Funds                                                       $0.00

       Pre-Funding Account Shortfall:

                      Amount of excess, if any, on the Distribution Date on or
                      immediately following the end of the Funding Period, of
                      (a) the sum of the Class A-1 Prepayment Amount, the Class
                      A-2 Prepayment Amount, the Class A-3 Prepayment Amount,
                      the Class A-4 Prepayment Amount, and the Class A-5
                      Prepayment Amount over (b) the amount on deposit in the
                      Pre-Funding Account                                                                                    $0.00

       (In the event a Deficiency Claim Amount or Pre-Funding Account Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral
       Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount or the Pre-Funding Account Shortfall.)

 III.  Collected Funds

       Payments Received:
                        Supplemental Servicing Fees                                                     $0.00
                        Amount allocable to interest                                            17,297,913.92
                        Amount allocable to principal                                           18,775,487.71
                        Amount allocable to Insurance Add-On Amounts                                    $0.00
                        Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in
                          the Collection Account)                                                       $0.00
                                                                                           -------------------

       Total Payments Received                                                                                      $36,073,401.63

       Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated
                           Receivables                                                           1,483,817.83

                        Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such
                           Liquidated Receivables and the repossession and
                           disposition of the related Financed Vehicles and
                           (ii) amounts required to be refunded to Obligors
                           on such Liquidated Receivables                                           (2,598.29)
                                                                                           -------------------

       Net Liquidation Proceeds                                                                                       1,481,219.54

       Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                                     $0.00
                        Amount allocable to interest                                                    $0.00
                        Amount allocable to principal                                                   $0.00
                        Amount allocable to Insurance Add-On Amounts                                    $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                                      $0.00                $0.00
                                                                                            ------------------  -------------------

       Total Collected Funds                                                                                        $37,554,621.17
                                                                                                                ===================

                                Page 2 (2000-2)

 IV.   Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables
                        Amount allocable to interest                                                    $0.00
                        Amount allocable to principal                                                   $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                                      $0.00                $0.00
                                                                                           -------------------

       Purchase Amounts - Administrative Receivables
                        Amount allocable to interest                                                    $0.00
                        Amount allocable to principal                                                   $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                                      $0.00                $0.00
                                                                                           -------------------

       Total Purchase Amounts                                                                                                $0.00
                                                                                                                ===================

  V.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                    $657,317.49

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                        Payments received from Obligors                                          ($300,770.35)
                        Liquidation Proceeds                                                            $0.00
                        Purchase Amounts - Warranty Receivables                                         $0.00
                        Purchase Amounts - Administrative Receivables                                   $0.00
                                                                                           -------------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                     ($300,770.35)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                    ($300,770.35)

       Remaining Outstanding Monthly Advances                                                                          $356,547.14

       Monthly Advances - current Monthly Period                                                                       $442,764.48
                                                                                                                -------------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                      $799,311.62
                                                                                                                ===================

 VI.   Calculation of Interest and Principal Payments

       A.  Calculation of principal reductions

               Payments received allocable to principal                                                             $18,775,487.71
               Aggregate of Principal Balances as of the Accounting Date of all
                  Receivables that became Liquidated Receivables
                  during the Monthly Period                                                                          $2,683,297.47
               Purchase Amounts - Warranty Receivables allocable to principal                                                $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                          $0.00
               Amounts withdrawn from the Pre-Funding Account                                                                $0.00
               Cram Down Losses                                                                                              $0.00
                                                                                                                -------------------

               Total principal reductions                                                                           $21,458,785.18
                                                                                                                ===================

       B.  Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-1 Noteholders on such Distribution Date)                      $0.00

               Multiplied by the Class A-1 Interest Rate                                                6.615%

               Multiplied by actual days in the period or in the case of the first
                  Distribution Date, by 50/360                                                     0.08333333                $0.00
                                                                                           -------------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                        $0.00
                                                                                                                -------------------

               Class A-1 Interest Distributable Amount                                                                       $0.00
                                                                                                                ===================

       C.  Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-2 Noteholders on such Distribution Date)            $316,827,112.39

               Multiplied by the Class A-2 Interest Rate                                                6.790%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                  by 49/360                                                                        0.08333333        $1,792,713.41
                                                                                           -------------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                        $0.00
                                                                                                                -------------------

               Class A-2 Interest Distributable Amount                                                               $1,792,713.41
                                                                                                                ===================

                                Page 3 (2000-2)

       D.  Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-3 Noteholders on such Distribution Date)            $321,000,000.00

               Multiplied by the Class A-3 Interest Rate                                                6.820%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                  by 49/360                                                                        0.08333333        $1,824,350.00
                                                                                           -------------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                                -------------------

               Class A-3 Interest Distributable Amount                                                               $1,824,350.00
                                                                                                                ===================

       E.  Calculation of Class A-4 Interest Distributable Amount

               Class A-4 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-4 Noteholders on such Distribution Date)            $121,000,000.00

               Multiplied by the Class A-4 Interest Rate                                                6.900%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                  by 49/360                                                                        0.08333333          $695,750.00
                                                                                           -------------------

               Plus any unpaid Class A-4 Interest Carryover Shortfall                                                        $0.00
                                                                                                                -------------------

               Class A-4 Interest Distributable Amount                                                                 $695,750.00
                                                                                                                ===================

       F.  Calculation of Class A-5 Interest Distributable Amount

               Class A-5 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-5 Noteholders on such Distribution Date)            $209,000,000.00

               Multiplied by the Class A-5 Interest Rate                                                6.990%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                  by 49/360                                                                        0.08333333        $1,217,425.00
                                                                                           -------------------

               Plus any unpaid Class A-5 Interest Carryover Shortfall                                                        $0.00
                                                                                                                -------------------

               Class A-5 Interest Distributable Amount                                                               $1,217,425.00
                                                                                                                ===================

       G.  Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                                  $0.00
               Class A-2 Interest Distributable Amount                                          $1,792,713.41
               Class A-3 Interest Distributable Amount                                          $1,824,350.00
               Class A-4 Interest Distributable Amount                                            $695,750.00
               Class A-5 Interest Distributable Amount                                          $1,217,425.00

               Noteholders' Interest Distributable Amount                                                            $5,530,238.41
                                                                                                                ===================

       H.  Calculation of Noteholder's Monthly Principal Distributable Amount:

               The sum of (i) the amount necessary to reduce the Aggregate Note
               Principal balance minus the Pre-Funded Amount to 95.50% of the Pool Balance and (ii) on any Final Scheduled Distribution Date the excess outstanding principal balance of any Class

               Aggregate Note Principal Balance                                                                    $967,827,112.39
               Pre-Funded Amount                                                                                             $0.00
                                                                                                                -------------------
               Aggregate Note Principal Balance minus Pre-Funded Amount                                            $967,827,112.39

               95.50% of the Pool Balance                                                                          $980,061,966.32

               Excess outstanding principal balance of any Class on any Final
               Scheduled Distribution Date                                                                                   $0.00
                                                                                                                -------------------

               Noteholders' Principal Distributable Amount                                                                   $0.00
                                                                                                                ===================

                                Page 4 (2000-2)

       J.  Calculation of Additional Principal Distributable Amount

               The excess of the Required Overcollateralization Amount over the Overcollateralization Amount

               Required Overcollateralization Amount

               If no Level I Trigger Event or Level II Trigger Event exist, the least of (i) Aggregate Note Principal Balance, and (ii) The greater of (a) 9.00% of the Pool Balance and (b) Minimum
               Overcollateralization Amount (generally 1.50% of the Original Pool
               Balance)                                                                                             $92,361,860.70

               If a Level I Trigger Event exists, but no Level II Trigger Event exists, the greater of (i) 14.0% of the Pool Balance and (ii) 2.5%
               of the Original Pool Balance                                                                                  $0.00

               If a Level II Trigger Event exists, 100% of the Pool Balance                                                  $0.00

               Required Overcollateralization Amount                                                                $92,361,860.70
                                                                                                                -------------------

               Overcollateralization Amount
               The Excess of the Pool Balance over the Aggregate Note Principal
               Balance minus the Noteholder's Principal Distributable Amount minus
               the Pre-Funded Amount                                                                                 58,415,784.28

               Remaining Available Funds                                                                            $30,986,948.34
                                                                                                                -------------------

               Additional Principal Distributable Amount                                                            $30,986,948.34

 VII.  Pre-Funding Account

       A. Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Distribution Date,
          as of the Closing Date                                                                                             $0.00

       Less: withdrawals from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables to the Trust occurring on a Subsequent Transfer
          Date (an amount equal to the product of (a) 95.50% and (b) the
          principal balance of the Subsequent Receivables)                                                                   $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 2001 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
          below)                                                                                                             $0.00

       Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date                                                                                                  $0.00

       B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
          Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (January
          2001 Distribution Date) or the Pre-Funded Amount being reduced
          to $100,000 or less on any Distribution Date                                                                       $0.00

       Class A-1 Prepayment Amount                                                                                           $0.00
       Class A-2 Prepayment Amount                                                                                           $0.00
       Class A-3 Prepayment Amount                                                                                           $0.00
       Class A-4 Prepayment Amount                                                                                           $0.00
       Class A-5 Prepayment Amount                                                                                           $0.00
                                                                                                                -------------------

       Total Prepayment Amount                                                                                               $0.00
                                                                                                                ===================

       C. Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                          $0.00
       Class A-2 Prepayment Premium                                                                                          $0.00
       Class A-3 Prepayment Premium                                                                                          $0.00
       Class A-4 Prepayment Premium                                                                                          $0.00
       Class A-5 Prepayment Premium                                                                                          $0.00

                                Page 5 (2000-2)

VIII.  Reserve Account

       Amount on deposit in the Reserve Account as of the preceding Distribution                                     $5,497,524.38
          Date or, in the case of the first Distribution Date, as of the Closing Date

       Plus the excess, if any, of the Specified Reserve Balance over amount on deposit in the Reserve Account and amounts payable in Section 4.6
          (vii) of the Sale and Servicing Agreement (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables)                                                                                            $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account
          over the Specified Reserve Balance                                                                                 $0.00

       Less: withdrawals from the Reserve Account to cover the excess, if any,
          of Total Required Payment over Available Funds (see IV above)                                                      $0.00

       Amount remaining on deposit in the Reserve Account after the Distribution
          Date                                                                                                       $5,497,524.38

 IX.   Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of
          the Monthly Period                                           $1,047,701,681.85
       Multiplied by Basic Servicing Fee Rate                                       1.25%
       Multiplied by Months per year                                            0.104167%
                                                                  -----------------------

       Basic Servicing Fee                                                                      $1,091,355.92

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                 $0.00

       Supplemental Servicing Fees                                                                      $0.00
                                                                                           -------------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $1,091,355.92
                                                                                                                ===================

  X.   Information for Preparation of Statements to Noteholders

       a. Aggregate principal balance of the Notes as of first day of Monthly Period
                            Class A-1 Notes                                                                                  $0.00
                            Class A-2 Notes                                                                        $316,827,112.39
                            Class A-3 Notes                                                                        $321,000,000.00
                            Class A-4 Notes                                                                        $121,000,000.00
                            Class A-5 Notes                                                                        $209,000,000.00

       b. Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                                  $0.00
                            Class A-2 Notes                                                                         $30,986,948.34
                            Class A-3 Notes                                                                                  $0.00
                            Class A-4 Notes                                                                                  $0.00
                            Class A-5 Notes                                                                                  $0.00

       c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                                  $0.00
                            Class A-2 Notes                                                                        $285,840,164.05
                            Class A-3 Notes                                                                        $321,000,000.00
                            Class A-4 Notes                                                                        $121,000,000.00
                            Class A-5 Notes                                                                        $209,000,000.00

       d. Interest distributed to Noteholders
                            Class A-1 Notes                                                                                  $0.00
                            Class A-2 Notes                                                                          $1,792,713.41
                            Class A-3 Notes                                                                          $1,824,350.00
                            Class A-4 Notes                                                                            $695,750.00
                            Class A-5 Notes                                                                          $1,217,425.00

       f. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                       $0.00
          2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                       $0.00
          3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                       $0.00
          4. Class A-4 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                       $0.00
          5. Class A-5 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                       $0.00


                                Page 6 (2000-2)

       g. Amount distributed payable out of amounts withdrawn from or pursuant to:
          1. Reserve Account                                                                            $0.00
          2. Capitalized Interest Account                                                               $0.00
          3. Claim on the Note Policy                                                                   $0.00

       h. Remaining Pre-Funded Amount                                                                                        $0.00

       i. Remaining Reserve Amount                                                                                   $5,497,524.38

       k. Prepayment amounts
                            Class A-1 Prepayment Amount                                                                      $0.00
                            Class A-2 Prepayment Amount                                                                      $0.00
                            Class A-3 Prepayment Amount                                                                      $0.00
                            Class A-4 Prepayment Amount                                                                      $0.00
                            Class A-5 Prepayment Amount                                                                      $0.00

       l. Prepayment Premiums
                            Class A-1 Prepayment Premium                                                                     $0.00
                            Class A-2 Prepayment Premium                                                                     $0.00
                            Class A-3 Prepayment Premium                                                                     $0.00
                            Class A-4 Prepayment Premium                                                                     $0.00
                            Class A-5 Prepayment Premium                                                                     $0.00

       m. Total of Basic Servicing Fee, Supplemental Servicing Fees and
             other fees, if any, paid by the Trustee on behalf of the Trust                                          $1,091,355.92

       n. Note Pool Factors (after giving effect to distributions on the
             Distribution Date)
                            Class A-1 Notes                                                                             0.00000000
                            Class A-2 Notes                                                                             0.81902626
                            Class A-3 Notes                                                                             1.00000000
                            Class A-4 Notes                                                                             1.00000000
                            Class A-5 Notes                                                                             1.00000000

 XI.   Pool Balance and Aggregate Principal Balance

                            Original Pool Balance at beginning of Monthly Period                                    778,288,759.79
                            Subsequent Receivables                                                                 $321,216,114.99
                                                                                                                -------------------
                            Original Pool Balance at end of Monthly Period                                       $1,099,504,874.78
                                                                                                                ===================

                            Aggregate Pool Balance as of preceding Accounting Date                                1,047,701,681.85
                            Aggregate Pool Balance as of current Accounting Date                                  1,026,242,896.67

       Monthly Period Liquidated Receivables                                              Monthly Period Administrative Receivables

                               Loan #               Amount                                      Loan #              Amount
                               ------               ------                                      ------              ------
                 see attached listing            2,683,297.47                     see attached listing                  --
                                                        $0.00                                                        $0.00
                                                        $0.00                                                        $0.00
                                                        $0.00                                                        $0.00
                                                --------------                                                       ------
                                                $2,683,297.47                                                        $0.00
                                                ==============                                                       ======

 XII.  Thirty Day Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all or
          any portion of a Scheduled Payment as of the Accounting Date                  29,556,968.87

       Aggregate Principal Balance as of the Accounting Date                         1,026,242,896.67
                                                                                   -------------------

       Thirty Day Delinquency Ratio                                                                                    2.88011434%
                                                                                                                       ===========

                                Page 7 (2000-2)

                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING JANUARY 31, 2001

  I.   ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                       $1,099,504,874.78

                             AGE OF POOL (IN MONTHS)                                          4

 II.   Thirty Day Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all Receivables
          delinquent more than 30 days with respect to all or any portion of a
          Scheduled Payment as of the Accounting Date                                                29,556,968.87

       Aggregate Principal Balance as of the Accounting Date                                      1,026,242,896.67
                                                                                                -------------------

       Thirty Day Delinquency Ratio                                                                                     2.88011434%
                                                                                                                    ===============

 III.  Average Thirty Day Delinquency Ratio

       Thirty Day Delinquency ratio - current Determination Date                                        2.88011434%

       Thirty Day Delinquency ratio - preceding Determination Date                                      2.62260499%

       Thirty Day Delinquency ratio - second preceding Determination Date                               2.81356841%
                                                                                                -------------------


       Average Thirty Day Delinquency Ratio                                                                             2.77209591%
                                                                                                                    ===============

 IV.   Cumulative Net Loss Ratio

       Cumulative balance of losses as of the preceding Accounting Date                                              $1,547,893.07

                        Add: Sum of Principal Balances (as of the Accounting
                                Date) of Receivables that became Liquidated
                                Receivables during the Monthly Period or that
                                became Purchased Receivables during Monthly
                                Period (if delinquent more than 30 days with
                                respect to any portion of a Scheduled
                                Payment at time of purchase)                                         $2,683,297.47

                             Liquidation Proceeds received by the Trust                             ($1,481,219.54)
                                                                                                -------------------

       Cumulative balance of losses as of the current Accounting Date                                                $2,749,971.00

  V.   Cumulative Net Loss Rate as a % of Original Principal Balance

       Cumulative Net Loss Rate - current Determination Date                                            0.2501099%

       Cumulative Net Loss Rate - preceding Determination Date                                          0.1407809%

       Cumulative Net Loss Rate - second preceding Determination Date                                   0.0886826%

 VI.   Annualized Net Loss Ratio

                        Add: Aggregate of Principal Balances as of the
                                Accounting Date (plus accrued and unpaid
                                interest thereon to the end of the Monthly
                                Period) of all Receivables that became
                                Liquidated Receivables or that became Purchased
                                Receivables and that were delinquent more than
                                30 days with respect to any portion of a
                                Scheduled Payment as of the
                                Accounting Date                                                      $2,683,297.47

                             Liquidation Proceeds received by the Trust                             ($1,481,219.54)
                                                                                                -------------------

       Net Losses as of the current Accounting Date                                                                  $1,202,077.93
                                                                                                                    ---------------

 VII.  Annualized Net Loss Ratio as a % of Original Principal Balance

       Annualized Net Loss Ratio - current Determination Date                                           1.3768170%

       Annualized Net Loss Ratio - preceding Determination Date                                         1.3852998%

       Annualized Net Loss Ratio - second preceding Determination Date                                  0.7094432%

       Average Annualized Net Loss Ratio:                                                                                1.1571867%
                                                                                                                    ===============


                                Page 8 (2000-2)

VIII.  Other Information Provided to MBIA

       A. Credit Enhancement Fee information:

          Amount paid last month                                                                       $149,123.30
          Aggregate Note Principal Balance as of the previous Distribution
             Date                                                                 $967,827,112.39
          Multiplied by:  Credit Enhancement Fee  (18 bp's) * (30/360)                     0.0150%    $ 145,174.07
                                                                              --------------------  ---------------
          Adjustment amount                                                                                             ($3,949.24)
          Amount due this month                                                                                        $145,174.07

                             Amount due to MBIA                                                                        $141,224.83
                                                                                                                    ===============

       B. Delinquency Information

                 NUMBER OF DAYS DELINQUENT      AMOUNT
                 -------------------------      ------
                         31-60               $ 16,993,077.02
                         61-90               $  6,302,253.66
                         91 +                $  6,261,638.19
                                           ------------------
                                             $ 29,556,968.87

 IX.   Reserve Account Information                                            $                            %

       Beginning Balance                                                $5,497,524.38                  0.53569427%

       Deposit to the Reserve Account                                           $0.00                  0.00000000%
       Reserve Account Additional Deposit                                       $0.00                  0.00000000%
       Withdrawal from the Reserve Account                                      $0.00                  0.00000000%
       Disbursements of Excess                                            ($27,388.32)                -0.00266880%
       Interest earnings on Reserve Account                                $27,388.32                  0.00266880%
                                                                     -----------------         -------------------

                                                                     -----------------         -------------------
       Ending Balance                                                   $5,497,524.38                  0.53569427%
                                                                     =================         ===================

       Specified Balance pursuant to Section 3.03 of the
          Reserve Account Agreement among Arcadia Financial Ltd.,
          Arcadia Receivables Finance Corp., MBIA
          and Bank One, National Association                            $5,497,524.38                  0.53569427%
                                                                     =================         ===================



  X.   Trigger Events

                                                                Level I          Level II        Level I         Level II
                                           Current Amount    Trigger Level     Trigger Level   Trigger Event?   Trigger Event?
                                           --------------    -------------     -------------   --------------  --------------
Average Thirty Day Delinquency Ratio         2.88011434%            7.00%              8.00%        No               No
Cumulative Net Loss Ratio                     0.2501099%            1.35%              1.70%        No               No
Average Annualized Net Loss Ratio            1.15718667%            7.75%              9.20%        No               No
                                           -------------        ---------          ---------      -----            -----


 XI.   Insurance Agreement Events of Default

       To the knowledge of the Servicer, an Insurance Agreement
          Event of Default has occurred                                                      Yes ___________       No _____X_____



                                Page 9 (2000-2)